                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    February 17, 2004
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                              Majesco Holdings Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              333-70663                                 06-1529524
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       (Commission File Number)              (IRS Employer Identification No.)

160 Raritan Center Parkway, Edison, New Jersey                      08837
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   (Address of Principal Executive Offices)                       (Zip Code)

                                 (732) 225-8910
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On February 3, 2005 (the "Effective Date"), Majesco Holdings Inc. (the
"Company") entered into an employment agreement with Lester Greenman to act as the Company's Executive Vice President and Chief Legal Officer. A description of the terms of the agreement is contained in Item 5.02 to this Current Report.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;

APPOINTMENT OF PRINCIPAL OFFICERS

     On February 15, 2005, the Company issued a press release announcing the appointment of Lester Greenman as the Company's Executive Vice President and
Chief Legal Officer effective as of the Effective Date. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

     From August 2004 through January 2005, Mr. Greenman was Of Counsel to the law firm of Wollmuth, Maher & Deutsch, LLP. From 2001 to 2004, Mr. Greenman
worked in consulting. From November 1998 to December 2000, Mr. Greenman was a
partner at the Israel Infinity Venture Capital Fund. Prior to that, he was
Senior Vice President of Software Publishing at Marvel Entertainment and Vice
President of Legal and Business Affairs for Sony Interactive Entertainment. Mr.
Greenman has a B.A. from Brandeis University and a J.D. from New York University
Law School. Following law school, he clerked in the United States District Court for the Southern District of New York, was an associate at the New York office of Gibson, Dunn & Crutcher, and was an Assistant United States Attorney for the
Southern District of New York. Mr. Greenman is 49 years old.

     The Company entered into an employment agreement with Mr. Greenman that provides for an annual base salary of $200,000. He is also eligible to receive a discretionary bonus of up to 50% of his base salary for the period from the
Effective Date through the close of the Company's fiscal year, if so determined by the Company's chief executive officer, in accordance with the terms of the agreement. In addition, Mr. Greenman was granted, pursuant to the Company's 2004
Employee, Director and Consultant Stock Plan, options to purchase a total of
71,429 shares of the Company's common stock, which options have various exercise prices and vesting schedules, and expire ten (10) years from the grant date. If the Company terminates Mr. Greenman's employment without cause (as defined in the agreement) or the agreement is terminated by Mr. Greenman for good reason
(as defined in the agreement), Mr. Greenman will receive severance benefits from the Company including, among other benefits and severance payments, continued
payment of his then base salary for a period of 12 months and for any such termination occurring within 90 days after an annual bonus period, a percentage of the annual bonus (provided an annual bonus would have otherwise been awarded). The agreement contains customary confidentiality, non-solicitation, and indemnification terms and is terminable at-will by either party.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this Current Report on Form 8-K:

99.1 Press Release dated February 17, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Majesco Holdings Inc.
                                                     (Registrant)

Date: February 17, 2005                              By: /s/ Carl J. Yankowski
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                                                         Carl J. Yankowski
                                                         Chief Executive Officer